UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Prospect Capital Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

NPS / Annual Report / 1pg Privacy Notice / Card / BRE

To view this material, have the 12-digit Control #'(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before 11/29/07.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word "Material" Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717	PROSPECT CAPITAL CORPORATION
Vote In Person
Should you choose to vote these shares in person at the meeting you must request a copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 10/9/07 is to be held on 11/29/07 at 10:30 a.m.
at:	Prospect Capital Corporation 10 East 40th Street 44th Floor New York, NY 10016

Voting items
The Board of Directors recommends a vote FOR each of Proposals 1 through 2.
1.	To elect the following nominee to serve as a Class III director of the Company. 01) John F. Barry - Class III

2.	The ratification of the selection of BDO Seidman, LLP as the independent registered public accounting firm for Prospect Capital Corporation for the fiscal year ending June 30, 2008.